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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 31, 2001

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                             ATRIUM COMPANIES, INC.
             (Exact name of Registrant as specified in its charter)


           DELAWARE                    333-20095                75-2642488
        (State or other         (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

  1341 W. MOCKINGBIRD LANE
          SUITE 1200W                                              75247
         DALLAS, TEXAS                                           (Zip code)
    (Address of principal
      executive offices)



       Registrant's telephone number, including area code: (214) 630-5757

                                       N/A
                  (former address if changed since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS


         On July 31, 2001, Atrium Companies, Inc. ("the Company") and certain of its subsidiaries ("the Originators") entered into an agreement whereby each Originator agreed to sell on a non-recourse basis, and on an ongoing basis, a pool of receivables comprising their entire trade receivable portfolio to a wholly owned bankruptcy-remote special purpose funding subsidiary ("Atrium Funding Corporation" or "AFC") of the Company. On July 31, 2001, AFC entered into an agreement with Fairway Finance Corp. ("the Securitization Company"), agented by BMO Nesbitt Burns, whereby AFC sold a pro rata share of the trade receivable portfolio for an aggregate payments of up to $50,000.

         Statements in this Current Report on Form 8-K, other than statements of historical information, are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements are inherently uncertain. Actual performance and results may differ materially from those projected or suggested herein due to certain risks and uncertainties including, without limitation, the risks associated with the ability to consummate the transactions set forth above, as well as operating risks. Those and other risks are described in Atrium's filings with the Securities and Exchange Commission (the "SEC") made over the last 12 months, copies of which are available from the SEC or may be obtained upon request from the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

         *10.1 RECEIVABLES PURCHASE AGREEMENT, dated as of July 31, 2001, among Atrium Funding Corp., as seller, Atrium Companies, Inc., as servicer, Fairway Finance Corporation, as purchaser and BMO Nesbitt Burns Corp., as agent.

         *10.2 PURCHASE AND SALE AGREEMENT, dated as of July 31, 2001, between Various entities listed on Schedule I, as the originators, and Atrium Funding Corporation.

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*Filed herewith.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           ATRIUM COMPANIES, INC.



                                           By: /s/ Jeff L. Hull
                                               --------------------------------
                                               Name:  Jeff L. Hull
                                               Title: CEO and President


                                           By: /s/ Eric W. Long
                                               --------------------------------
                                               Name:  Eric W. Long
                                               Title: Chief Financial Officer


Date:    August 14, 2001

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                                INDEX TO EXHIBITS

       EXHIBIT
        NUMBER


         *10.1 RECEIVABLES PURCHASE AGREEMENT, dated as of July 31, 2001, among Atrium Funding Corp., as seller, Atrium Companies Inc., as servicer, Fairway Finance Corporation, as purchaser and BMO Nesbitt Burns Corp., as agent.

         *10.2 PURCHASE AND SALE AGREEMENT, dated as of July 31, 2001, between Various entities listed on Schedule I, as the originators, and Atrium Funding Corporation.
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*Filed herewith.